CONSECO VARIABLE INSURANCE COMPANY
ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET
P.O. BOX 1911, CARMEL, INDIANA 46082-1911

MAIL APPLICATION TO:
CONSECO VARIABLE INSURANCE CO. SERVICE CENTER
9735 LANDMARK PARKWAY DRIVE
ST. LOUIS, MISSOURI 63127-1646

                                                       MULTIPLE INSURED LIVES
------------------------------------------------------------------------------------------------------------------------------------
Has any individual to be insured used tobacco in any form in the past 12 months?                      [_] Yes    [_] No
If "Yes" indicate type and date last used.                             Name       Type                    Month     Year

------------------------------------------------------------------------------------------------------------------------------------
SECTION I
SPOUSE  (COMPLETE IF APPLYING FOR SPOUSE RIDER)
------------------------ ---- ---------------------------------------- ---------- ------------------- ---------- ------------- -----
First Name               MI   Last Name (indicate if hyphenated name)  [_] Male   Social Security     Date of    Birth Place   Ht.
                                                                                  No.                 Birth
                                                                       [_] Female                                              Wt.
------------------------ ---- ---------------------------------------- ---------- ------------------- ---------- ------------- -----
JOINT INSURED  (COMPLETE IF APPLYING FOR JOINT LIFE INSURANCE OR JOINT LIFE TERM RIDER)
------------------------ ---- -------------------- ------------------- ---------- ------------------- ---------- ------------- -----
First Name               MI   Last Name            Relationship        [_] Male   Social Security     Date of    Birth Place   Ht.
                                                                                  No.                 Birth
                                                                       [_] Female                                              Wt.
------------------------ ---- -------------------- ------------------- ---------- ------------------- ---------- ------------- -----
CHILD/DEPENDENTS  (ATTACH A SEPARATE SHEET FOR ADDITIONAL PERSONS NOT LISTED)
------------------------ ---- -------------------- ------------------- ---------- ------------------- ---------- ------------- -----
First Name               MI   Last Name            Relationship        [_] Male   Social Security     Date of    Birth Place   Ht.
                                                                                  No.                 Birth
                                                                       [_] Female                                              Wt.
------------------------ ---- -------------------- ------------------- ---------- ------------------- ---------- ------------- -----
First Name               MI   Last Name            Relationship        [_] Male   Social Security     Date of    Birth Place   Ht.
                                                                                  No.                 Birth
                                                                       [_] Female                                              Wt.
------------------------ ---- -------------------- ------------------- ---------- ------------------- ---------- ------------- -----
First Name               MI   Last Name            Relationship        [_] Male   Social Security     Date of    Birth Place   Ht.
                                                                                  No.                 Birth
                                                                       [_] Female                                              Wt.
------------------------ ---- -------------------- ------------------- ---------- ------------------- ---------- ------------- -----
First Name               MI   Last Name            Relationship        [_] Male   Social Security     Date of    Birth Place   Ht.
                                                                                  No.                 Birth
                                                                       [_] Female                                              Wt.
------------------------ ---- -------------------- ------------------- ---------- ------------------- ---------- ------------- -----
OTHER INSURED  (ATTACH A SEPARATE SHEET FOR ADDITIONAL PERSONS NOT LISTED)
------------------------ ---- -------------------- ------------------- ---------- ------------------- ---------- ------------- -----
First Name               MI   Last Name            Relationship        [_] Male   Social Security     Date of    Birth Place   Ht.
                                                                                  No.                 Birth
                                                                       [_] Female                                              Wt.
------------------------------------------------------------------------------------------------------------------------------------
SECTION 2 - BENEFICIARY DESIGNATION
------------------------------------------------------------------------------------------------------------------------------------
Joint Insured
a.   Joint Insured Primary Beneficiary:_______________________________________________Age__________Relationship_____________________
     Address________________________________________________________________________________________________________________________
     Telephone No:______________________________________________    Social Security No:_____________________________________________
     (If Beneficiary is a Trust, provide name and date of Trust)
     Name of Trust_______________________________________________________  Date of Trust____________________________________________
b.   Joint Insured Contingent Benficiary_________________________________  Relationship_____________________________________________
------------------------------------------------------------------------------------------------------------------------------------
SECTION 3
LIFE INSURANCE IN FORCE AND PENDING ON ALL INDIVIDUALS TO BE INSURED, INCLUDING BUSINESS INSURANCE:
(IF NONE, INSERT "NONE")
------------ ---------- ------------- ----------- ----------------- ----------- ------------ -------------- ----------- ------------
Spouse       Joint         Child/        Other     Name of Company    Type of   Face Amount   Accidental    Year           To Be
              Insured     Dependent     Insured                       Coverage                   Death       Insured     Replaced
------------ ---------- ------------- ----------- ----------------- ----------- ------------ -------------- ----------- ------------

------------ ---------- ------------- ----------- ----------------- ----------- ------------ -------------- ----------- ------------

------------ ---------- ------------- ----------- ----------------- ----------- ------------ -------------- ----------- ------------

------------ ---------- ------------- ----------- ----------------- ----------- ------------ -------------- ----------- ------------
                                                                                                   Joint     Dependent/     Other
REGARDING ALL INDIVIDUALS TO BE INSURED:                                             Spouse       Insured      Child       Insured
                                                                                    Yes   No     Yes   No     Yes   No     Yes   No
REPLACEMENT:  (a)  Has any life or health insurance been denied, postponed,
                   rated, or modified?                                              |_|   |_|    |_|   |_|    |_|   |_|    |_|   |_|
              (b)  Is the  coverage  applied  for  intended to replace any existing  life  Insurance  or annuity  with this or any
                   other company?                                                   |_|   |_|    |_|   |_|    |_|   |_|    |_|   |_|
                   (If "Yes," complete replacement form, if required).
              (c)  Do you now have any application for life, accident or health
                   insurance or reinstatement pending with any company?             |_|   |_|    |_|   |_|    |_|   |_|    |_|   |_|

                                       1
CVIC-5002

IF "YES" was answered to any of the above questions, please give details:













CVIC-5002                               2

SECTION 4
ANSWER QUESTIONS BELOW ON ALL INDIVIDUALS TO BE INSURED OR OTHER THAN PRIMARY INSURED

-------------------------------------------------------------------------------------------- ----------- -------------- -----------
COMPLETE APPROPRIATE QUESTIONNAIRE IF ANSWERING "YES" TO BOLD PRINT IMPAIRMENT.    Spouse      Joint      Dependent/      Other
                                                                                              Insured        Child       Insured
                                                                                   Yes No      Yes No       Yes No       Yes No
-------------------------------------------------------------------------------------------- ----------- -------------- -----------
1a.  Do you have any intentions to travel or reside outside the U.S. or Canada?   |_|   |_|   |_|   |_|    |_|   |_|     |_|   |_|
(indicate country and dates)
-------------------------------------------------------------------------------------------- ----------- -------------- -----------
1b. In the past 5 years have you, OR do you intend to engage in PILOTING AN       |_|   |_|   |_|   |_|    |_|   |_|     |_|   |_|
AIRCRAFT, motor vehicle racing, SCUBA DIVING, sky diving, hang gliding, parachuting, mountain climbing, horse racing or any other hazardous sports?
-------------------------------------------------------------------------------------------- ----------- -------------- -----------
1c. Have you ever been convicted of a felony, or reckless driving, or driving     |_|   |_|   |_|   |_|    |_|   |_|     |_|   |_|
under the influence of drugs or alcohol, or had your license suspended, or in the past three years had more than two moving traffic violations?
-------------------------------------------------------------------------------------------- ----------- -------------- -----------
1d. Have you ever used heroin, cocaine, crack, LSD, any derivative of these       |_|   |_|   |_|   |_|    |_|   |_|     |_|   |_|
drugs, or any other illegal or controlled substance except as prescribed by a physician?
-------------------------------------------------------------------------------------------- ----------- -------------- -----------
2a. In the past 10 years have you had or been treated for: chest pain, high       |_|   |_|   |_|   |_|    |_|   |_|     |_|   |_|
blood pressure, heart attack, stroke, diabetes, ULCER, glucose intolerance,
ASTHMA, emphysema, cancer, malignant tumor, or leukemia; a disease or disorder of the heart, lungs, kidneys, pancreas, liver, gastrointestinal, genito-urinary, or cardiovascular systems; or anemia, ARTHRITIS, BACK/SPINE pain or injury or disease of the blood, bones, muscles, joints, skin, connective tissue or glands, the ears, eyes, nose, throat or any internal organs; or any sexually transmitted disease, albumin, sugar, pus, or blood in the urine; or an endocrine or metabolic disorder, including, but not limited to thyroid, hyperlipidemia, pituitary, or adrenal gland disorder?
-------------------------------------------------------------------------------------------- ----------- -------------- -----------
2b. In the past 10 years have you had or been treated for a mental, nervous, or   |_|   |_|   |_|   |_|    |_|   |_|     |_|   |_|
neurological disorder, EPILEPSY, SEIZURES, paralysis, sleep apnea, memory loss, depression, dementia, Alzheimer's or Parkinson's disease?
-------------------------------------------------------------------------------------------- ----------- -------------- -----------
2c. In the past 10 years have you received or been advised to seek counseling     |_|   |_|   |_|   |_|    |_|   |_|     |_|   |_|
for ALCOHOL or DRUG ABUSE?
-------------------------------------------------------------------------------------------- ----------- -------------- -----------
3. In the past 10 years have you been treated or diagnosed as having Acquired     |_|   |_|   |_|   |_|    |_|   |_|     |_|   |_|
Immune Deficiency Syndrome (AIDS) or AIDS Related Complex (ARC) or tested positive for antibodies to Human Immunodeficiency Virus (HIV)?
-------------------------------------------------------------------------------------------- ----------- -------------- -----------
4a. In the past 5 years have you been hospitalized or consulted a physician or    |_|   |_|   |_|   |_|    |_|   |_|     |_|   |_|
any member of the medical profession (list all occurrences)?; or have you had any blood tests (other than HIV or AIDS test), electrocardiograms, or other medical tests or studies (indicate tests and results)?; or have you taken or been advised to take any medication (list reason and medication)?
-------------------------------------------------------------------------------------------- ----------- -------------- -----------
4b.  Have you ever had any mental or physical disorder not listed above?          |_|   |_|   |_|   |_|    |_|   |_|     |_|   |_|
-----------------------------------------------------------------------------------------------------------------------------------
Provide details to questions 1- 4 in the space provided below. Include QUESTION NUMBER, INSURED NAME, IMPAIRMENT, DIAGNOSIS,
TREATMENT, MEDICATION, DATE OF OCCURRENCE, CURRENT STATUS AND NAME AND ADDRESS OF ALL DOCTORS, HOSPITALS, AND MEDICAL FACILITIES.
Add additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
5.  Name of Spouse's physician (If none, state "None")
                                                       -----------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------------------------------------------------------------

6.  Name of Joint Insured's physician (If none, state "None")
                                                             -----------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------------------------------------------------------------

7.  Name of Children's physician (If none, state "None")
                                                         ---------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------------------------------------------------------------

8.  Name of Other Insured's physician (If none, state "None")
                                                             -----------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------------------------------------------------------------

CVIC-5002                                                        3

--------------------------------------------------------------------------------
SECTION 5 - DECLARATIONS
--------------------------------------------------------------------------------
I /(We) represent that all statements and answers made in all parts of this application are full, complete and true. It is understood and agreed that:

(1) All such statements and answers shall be the basis for and become a part of any policy issued as a result of this application.

(2) No agent, producer, broker, nor examiner has the authority to accept risks, to make or change contracts, or to waive any of the Company's rights or requirements.

(3) AS A CONDITION PRECENDENT TO THE POLICY TAKING EFFECT, THE PROPOSED INSURED(S) MUST BE ALIVE AND IN THE SAME CONDITION OF HEALTH AS DESCRIBED IN THIS APPLICATION WHEN THE POLICY IS DELIVERED TO THE OWNER AND THE FULL FIRST PREMIUM MUST BE PAID. ALTHOUGH THE POLICY WOULD NOT BE IN EFFECT, IF A CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT (TIA) HAS BEEN SIGNED BY THE PROPOSED INSURED AND THE FULL FIRST PREMIUM HAS BEEN PAID, COVERAGE MAY BE PROVIDED, SUBJECT TO ALL THE TERMS AND CONDITIONS OF THE CONDITIONAL RECEIPT OF OR TIA.

(4) Acceptance of a policy by the Owner shall constitute ratification of any changes made by the Company.
--------------------------------------------------------------------------------
SECTION 6 - FRAUD WARNING
--------------------------------------------------------------------------------
Any person who knowingly and with intent to defraud any insurance company that submits an application for insurance or statement of claim containing any materially false information, or conceals information concerning any fact material thereto for the purpose of misleading, may be committing a crime which is subject to criminal and civil penalties.

AR, OH AND PA RESIDENTS: Any person who knowlingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

DC RESIDENTS: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalities include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

CO RESIDENTS: It is unlawful to knowlingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowlingly provides false, incomplete, or misleading facts or information to a contractholder or claimant for the purpose of defrauding or atempting to defraud the contractholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the department of regulatory agencies.

LA RESIDENTS: Any person who knowingly presents a false or faudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

VA RESIDENTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial for insurance benefits.
--------------------------------------------------------------------------------
SECTION 7 - AUTHORIZATION
--------------------------------------------------------------------------------
I /(We) understand that Conseco Services, LLC, Conseco Variable Insurance Company (hereinafter collectively "Company"), affiliates of the Company, its reinsurers, any insurance support organizations, and those persons authorized to represent them, may need to collect information on me/(us) in regard to proposed coverage. I/(we) authorize any: (1) person licensed to provide health care service; (2) hospital; clinic or other medical facility; (3) insurer; (4) reinsurer; (5) insurance support organizations, including MIB (Medical Information Bureau); (6) veterans organization; (7) financial source; and (8) employer, to give the types of information listed below when this Authorization is presented.

The types of information may include my: (1) mental and physical health; (2) other insurance coverage; (3) hazardous activities; (4) character; (5) general reputation; (6) mode of living; (7) finances; (8) vocation; (9) Acquired Immune Deficiency Syndrome (AIDS) or AIDS Related Complex (ARC) or Human
Immunodeficiency Virus (HIV); (10) drug and alcohol treatment, (11) other personal information; and (12) government records, such as motor vehicle record.

The Company and its reinsurers will use the information in order to determine whether I am insurable pursuant to the Company's underwriting standards. The insurance agent, producer, or broker may also use the information to help update and improve my insurance program.

Those parties named in the first paragraph of this Authorization, excluding insurance support organizations, may disclose the information that they have collected. They may disclose this information to: (1) other insurers to which I have applied or may apply for insurance; (2) reinsurers; (3) the Medical Information Bureau; or (4) other persons who perform business, professional, or insurance tasks for them. They may also disclose information according to any contract with a member company or organization. Information may also be disclosed as allowed by law.

This Authorization will be valid for 30 months after the date of signing, and cannot be revoked. A copy of this Authorization shall be as valid as the original. I understand I have a right to receive a copy of this Authorization. I acknowledge receipt of a copy of the "Notice of Information Practices," which includes pre-notification information relating to investigative consumer reports and the Medical Information Bureau, Inc.

If a minor child is proposed for coverage, statements made in this application are made by the person authorized to act on behalf of the minor child.

CVIC-5002                              4

I understand and agree that this policy may include an internal appeals process that must be exhausted prior to any other action being taken at law or in equity. This internal appeals process provides for optional mediation and/or arbitration.

SOLICITING AGENT STATEMENT:
WILL THERE BE ANY REPLACEMENT, AS DEFINED BY ANY REGULATION OF THE STATE IN WHICH THIS APPLICATION IS TAKEN?
(IF "YES", FULFILL ALL STATE REQUIREMENTS) |_| Yes |_| No

Signed at:                                                                              On:
          -----------------------------------------------------------------------------    -----------------------------------------
                             City and State                                                      Month/Day/Year

----------------------------------------------------------------------       -------------------------------------------------------
Signature of Spouse if proposed for coverage                                 Signature of Joint Insured if proposed for coverage
                (sign full legal name)                                                     (sign full legal name)

----------------------------------------------------------------------       -------------------------------------------------------
Signature of Other Insured if proposed for coverage                          Signature of Other Insured if proposed for coverage
                (sign full legal name)                                                     (sign full legal name)

----------------------------------------------------------------------       -------------------------------------------------------
Signature of Parent or Guardian if individual to be insured is a minor       Print Name of Parent or Guardian if individual to be
                (sign full legal name)                                       insured is a minor

----------------------------------------------------------------------       -------------------------------------------------------
Signature of Witness                                                         Print Name of Witness
          (Licensed  Agent must witness  where required by law.)

CVIC-5002                                                        5

                               CONDITIONAL RECEIPT

                       CONSECO VARIABLE INSURANCE COMPANY


Name(s) of Proposed Insured: __________________________________________________

RECEIPT FOR ADVANCE PAYMENT. Check must be made payable to the insurance company: do not leave the payee blank. The amount of the advance payment must be equal to a minimum of the first initial premium due.

Received     from     _____________________________________     the    sum    of
$_________________ as an advance payment to be submitted with the foregoing application for insurance with the Company. This advance payment is made by the Proposed Insured and accepted by the Company subject to all the terms and conditions of this Conditional Receipt.

This Conditional Receipt shall not be valid and no coverage will be provided if any check or draft is not honored upon presentment.

AGE REQUIREMENTS: No person is authorized to accept an advance payment under the terms of this Conditional Receipt for a Proposed Insured under 15 days of age or over age 70 (nearest birthday).

COMPANY'S MAXIMUM LIABILITY UNDER CONDITIONAL RECEIPT(S): Company's maximum liability under the terms of this Conditional Receipt or any other Conditional Receipt shall not exceed either: (1) Up to Age 65 - $500,000 or (2) Over Age 65
- $200,000. The maximum liability applies to all life insurance pending with any Conseco company, including any advance payment.

EFFECTIVE DATE: This Conditional Receipt shall be effective on the date of the application provided the Conditional Receipt bears the same date.

INSURABILITY: In order for the Company to have any liability under the terms of this Conditional Receipt: (i) the Proposed Insured must be insurable as a risk acceptable to the Company for the coverage as applied for on the application, and (ii) all underwriting requirements must have been completed.

SIXTY (60) DAY MAXIMUM: This Conditional Receipt shall terminate automatically the earliest of:

1.   Sixty (60) days from the date of this Conditional Receipt;

2. The date the insurance takes effect under the policy applied for (the Policy Date);

3. The date that a policy, other than applied for, is offered to the Proposed Insured; or

4. The date the Company mails notice of termination of this Conditional Receipt to the Proposed Insured at the address provided in the application. Any sums deposited will be returned to the party named as the Owner on the application.

SUICIDE: If the Proposed Insured commits suicide, whether sane or insane, while this Conditional Receipt is in effect, the Company's sole liability shall be to return the amount of the advance payment.

If the advance payment is being submitted with this application, I acknowledge receipt of this Conditional Receipt. I have read the Conditional Receipt and I understand and agree to the terms and conditions of this Conditional Receipt.

DATE:____/____/____  Signature of Proposed Insured ____________________________

DATE:____/____/____  Signature of Agent _______________________________________


CVIC-5001CR                                                              (09/00)

CVIC-5001CR                                                              (09/00)

CONSECO VARIABLE INSURANCE COMPANY
ADMINISTRATIVE OFFICE:  11815 N. PENNSYLVANIA STREET
P.O. BOX 1911, CARMEL, INDIANA 46082-1911

                                                            Mail Application To:
                                   Conseco Variable Insurance Co. Service Center
                                                         9735 Landmark Pkwy. Dr.
                                                       St. Louis, MO  63127-1646

                                                 SINGLE INSURED LIFE
------------------------------------------------------------------------------------------------------------------------------------
SECTION 1 - APPLICATION FOR INSURANCE - PRIMARY INSURED
------------------------------------------------------------------------------------------------------------------------------------
First Name                         MI      Last Name (indicate if hyphenated name)            |_| Male      Date of Birth   Ht.

                                                                                              |_| Female                    Wt.
-------------------------------------------------------------------- ---------------------------------------------------------------
Address                                                              City, State, Zip code

--------------------------------- ------------------------------------------------- ------------------------ -----------------------
Social Security No.               Drivers License No. & State                       Phone No.                E-Mail Address

-------------------------------------------- ---------------------------------------------------------------------------------------
Occupation                                   Occupation Duties and Employer

-------------------------------------------- ----------------------------------------------------- ---------------------------------
Gross Income                                 Assets       $________________                        Birthplace (state or country)
Current Year  $________________________      Liabilities  $________________
                                             Net Worth    $________________
------------------------------------------------------------------------------------------------------------------------------------
Have you used tobacco in any form in the past  36 months  |_| Yes  |_| No;  24 months  |_| Yes  |_| No;  12 months  |_| Yes  |_| No
If Yes, indicate type:
------------------------------------------------------------------------------------------------------------------------------------
List any other name(s) and/or Social Security  Number(s) the Primary Insured has ever used.

------------------------------------------------------------------------------------------------------------------------------------
SECTION 2 - OWNER FOR POLICY IF OTHER THAN PRIMARY INSURED:
---------------------------------- ------- -------------------------------------------------- ------------- --------------- --------
First Name                         MI      Last Name (indicate if hyphenated name)            |_| Male      Date of Birth   Ht.

                                                                                              |_| Female                    Wt.
------------------------------------------------------------------------ -----------------------------------------------------------
Address                                                                  City, State, Zip code

------------------------------------------------------------------------ -----------------------------------------------------------
Relationship to Insured                                                  Trust ID No. - Name and Date of Trust (if owner is a Trust)

------------------------------------------------------------------------------------------------------------------------------------
SECTION 3 - JOINT OWNER FOR POLICY IF OTHER THAN PRIMARY INSURED:
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------- ------ ------------------------------------------ ------------- ----------------------------------
First Name                        MI     Last Name (indicate if hyphenated name)    |_| Male      Social Security No. or Tax ID No.

                                                                                    |_| Female
------------------------------------------------------------------------ -----------------------------------------------------------
Address                                                                  City, State, Zip code

------------------------------------------------------------------------ -----------------------------------------------------------
Relationship to Insured                                                  Trust ID No. - Name and Date of Trust (if joint owner is a
                                                                         Trust)
------------------------------------------------------------------------------------------------------------------------------------
SECTION 4 - PLAN OF INSURANCE, RIDERS AND BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Plan of                                                           DEATH BENEFIT OPTION
Insurance_______________________________________________________  |_|  Option A  (Level)
                             Product Name                         |_|  Option B  (Includes Accumulation Value)
Specified  Amount  $____________________                          |_|  Option C (Includes  Premiums  less Partial  Withdrawals) -
(if amount of coverage exceeds  $500,000,  complete                    This election is irrevocable for the life of the policy.
Financial Questionnaire)                                          DEATH BENEFIT QUALIFICATION TEST - This election is
                                                                       irrevocable for the life of the policy.
                                                                  |_|  Guideline Premium Test
                                                                  |_|  Cash Value Accumulation Test
------------------------------------------------------------------------------------------------------------------------------------

                                        1
CVIC-5001

--------------------------------------------------------------------- --------------------------------------------------------------
RIDERS                                                                |_|  Guaranteed Insurability Option        $__________________
  |_|    Accelerated Death Benefit                                    |_|  Joint Life Term Rider                 $__________________
  |_|    Accidental Death Benefit         $_____________________      |_|  Life Insurance Protection Rider       $__________________
  |_|    Child Rider                      $_____________________      |_|  Policy Split Option
  |_|    Death Benefit Guarantee                                      |_|  Spouse Rider                          $__________________
  |_|    Disability Income Benefit        $_____________________      |_|  Unemployment Waiver of Cost
  |_|    Estate Preservation                                          |_|  Waiver of Planned Periodic Premium
  |_|    Exchange of Insured                                          |_|  Other____________________________________________________
                                                                      ______________________________________________________________
                                                                                    (Riders and Benefits vary by Plan and
                                                                                     may not be available in all states)
--------------------------------------------------------------------- --------------------------------------------------------------
SECTION 5 - PREMIUM PAYMENTS - METHOD AND FREQUENCY
--------------------------------------------------------------------- --------------------------------------------------------------
$  ___________________Cash with Application                           For flexible premium plans, indicate

                        (Check one box only)                          $____________   Planned Periodic Premium
METHOD        ANNUAL      SEMI-ANNUAL      QUARTERLY    MONTHLY       (Write "None" if no future billing is desired.)
Direct          |_|           |_|             |_|         N/A
Electronic                                                            $____________   Additional First Year Premium
Funds
Transfer        N/A           N/A             N/A         |_|              IRC Section 1035 Exchange?          |_|No
Single Pay      |_|           N/A             N/A         N/A                                                  |_|Yes
List Bill       |_|           |_|             |_|         |_|         $____________   Single Premium

                                                                      List Bill Billing Control No._____________________________
-------------------------------------------- ---------------------------------------------------------------------------------------
Who will pay premiums?                       Payor Address, if different from Insured or Owner         City      State     Zip code


------------------------------------------------------------------------------------------------------------------------------------
To whom shall mail be sent?      |_| Primary Insured      |_| Owner       |_| Other  (please give name and address)

------------------------------------------------------------------------------------------------------------------------------------
SECTION 6 - REQUESTS
------------------------------------------------------------------------------------------------------------------------------------
SPECIAL REQUESTS



------------------------------------------------------------------------------------------------------------------------------------
SECTION 7 - HOME OFFICE ENDORSEMENTS
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
SECTION 8 - BENEFICIARY DESIGNATION
------------------------------------------------------------------------------------------------------------------------------------
a.   Primary  ____________________________________  Age_______  Relationship ___________________________________________________

Address_________________________________________________________________________________________________________________________

Telephone No:____________________________________________________      Social Security No.______________________________________
     (If Beneficiary is a Trust, provide name and date of Trust)

     Name of Trust  _____________________________________________      Date of Trust____________________________________________

b.       Contingent  ____________________________________________      Relationship_____________________________________________
------------------------------------------------------------------------------------------------------------------------------------


CVIC-5001                                                        2

-----------------------------------------------------------------------------------------------------------------------------------
SECTION 9 - REPLACEMENT
------------------------------------------------------------------------------------------------------------------------------------
a.   Has any life or health insurance been denied, postponed, rated or modified?        |_| Yes |_| No
b.   Is the coverage applied for intended to replace any existing life insurance or annuity with this or any other company?
     |_| Yes |_| No
c.   Is the replacement to be handled as an IRC Section 1035 Exchange?         |_| Yes |_| No
d.   Do you now have any application for life, accident or health insurance or reinstatement of such insurance pending in any
     company? |_| Yes |_| No
     PLEASE PROVIDE DETAIL TO "YES" ANSWERS ________________________________________________________________________________________

e.   LIFE INSURANCE IN FORCE AND PENDING INCLUDING BUSINESS INSURANCE:  (IF NONE, INSERT "NONE")
------------------------------------------------------------------------------------------------------------------------------------
            NAME OF                      TYPE OF                 FACE              ACCIDENTAL              YEAR             TO BE
            COMPANY                     COVERAGE                AMOUNT                DEATH               ISSUED          REPLACED?
-------------------------------- ------------------------ -------------------- -------------------- ------------------- ------------

-------------------------------- ------------------------ -------------------- -------------------- ------------------- ------------

-------------------------------- ------------------------ -------------------- -------------------- ------------------- ------------

-------------------------------- ------------------------ -------------------- -------------------- ------------------- ------------

------------------------------------------------------------------------------------------------------------------------------------
SECTION 10 - SUITABILITY
---------------------------------------------------------------------------------------------------------- ------------ ------------
                                                                                                               Yes            No
1.     Do you understand the amount and duration of the death benefit may vary, depending on the
       investment performance of the Investment Portfolios in the Separate Account?                            |_|            |_|
2.     Do you understand that the policy values may increase or decrease, depending on the investment
       experience of the Investment Portfolios in the Separate Account?                                        |_|            |_|
3.     Did you receive the Separate Account prospectus and the fund prospectus for the policy applied
       for?                                                                                                    |_|            |_|
       If yes, give date shown on prospectus:______________Separate Account Fund Date:______________
4.     Do you understand that any personalized illustrations received are based on hypothetical interest assumptions which may not be indicative of actual future investments, experience
       of our Separate Account or actual interest credited in our Fixed Account.                               |_|            |_|
---------------------------------------------------------------------------------------------------------- ------------ ------------
5.       Do you believe that this policy will meet your insurance needs and financial objectives?              |_|            |_|
---------------------------------------------------------------------------------------------------------- ------------ ------------
PLEASE PROVIDED DETAIL TO "NO" ANSWERS:


------------------------------------------------------------------------------------------------------------------------------------
POLICY  VALUES MAY INCREASE OR DECREASE,  AND MAY EVEN BE REDUCED TO ZERO,  IN  ACCORDANCE  WITH THE  EXPERIENCE  OF THE  INVESTMENT
PORTFOLIOS IN THE SEPARATE ACCOUNT (SUBJECT TO ANY SPECIFIED MINIMUM  GUARANTEES).  THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER
SPECIFIED  CONDITIONS.  CURRENT  ILLUSTRATIONS OF BENEFITS,  INCLUDING DEATH BENEFITS AND CASH SURRENDER VALUES,  ARE AVAILABLE UPON
REQUEST.
------------------------------------------------------------------------------------------------------------------------------------
SECTION 11- TELEPHONE TRANSFER (READ CAREFULLY)
------------------------------------------------------------------------------------------------------------------------------------
I/We hereby authorize and direct Conseco Variable  Insurance  Company to accept telephone and internet asset transfer  instructions, premium allocation changes, and loan request from any person who can furnish proper identification. This authorization is subject to the terms and provisions in the policy and prospectus.  I agree that Conseco Variable  Insurance Company will not be responsible for any loss, liability, cost, or expense for acting on the telephone or internet instructions.  Conseco Variable Insurance Company will employ reasonable  procedures to confirm that telephone or internet  instructions are genuine. If Conseco Variable Insurance Company does not do so, it may be liable for losses due to unauthorized or fraudulent transfers.

CHECK HERE TO DECLINE.             |_|
------------------------------------------------------------------------------------------------------------------------------------

CVIC-5001                                                        3

------------------------------------------------------------------------------------------------------------------------------------
SECTION 12 - INVESTMENT SELECTIONS
------------------------------------------------------------------------------------------------------------------------------------
Use whole percentages to indicate the investment  allocation desired.  The minimum for each elected portfolio is 5%. The percentages allocated for all portfolios must equal 100%.
---------------------------------------------- -------------------------------------------- ----------------------------------------
CONSECO SERIES TRUST                           DREYFUS FUNDS                                NEUBERGER & BERMAN ADVISORS
________% Balanced Portfolio                   _______% Disciplined Stock Portfolio         MANAGEMENT TRUST
________% Equity Portfolio                     _______% International Value Portfolio       ________% Limited Maturity Bond Portfoli
________% Fixed Income Portfolio               _______% Dreyfus Stock Index Fund            ________% Partners Portfolio
________% Government Securities Portfolio      _______% Dreyfus Socially Responsible        STRONG OPPORTUNITY FUND II,
________% Money Market Portfolio                          Growth Fund, Inc.                 INC.
________% Focus 20 Portfolio                   FEDERATED INSURANCE SERIES                   ________% Opportunity Fund II
________% High Yield Portfolio                 _______% Federated High Income Bond          STRONG VARIABLE INSURANCE
THE ALGER AMERICAN FUND                                   Fund II                           FUNDS INC.
________% Alger American Growth                _______% Federated International Equity      ________% Strong MidCap Growth Fund II
           Portfolio
                                                          Fund II                           VAN ECK WORLDWIDE
________% Alger American Leveraged             _______% Federated Utility Fund II           INSURANCE TRUST
           AllCap Portfolio                    SELIGMAN PORTFOLIOS, INC.                    ________% Worldwide Bond Fund
________% Alger American MidCap Growth         _______% Seligman Communications             ________% Worldwide Emerging Markets
           Portfolio                                      and Information Portfolio                    Fund
________% Alger American Small                 _______% Seligman Global Technology          ________% Worldwide Hard Assets Fund
           Capitalization Portfolio                       Portfolio                         ________% Worldwide Real Estate Fund
AMERICAN CENTURY VARIABLE                      JANUS ASPEN SERIES                           RYDEX VARIABLE TRUST
PORTFOLIOS, INC.                               _______% Aggressive Growth Portfolio         ________% OTC Fund
________% VP Income & Growth Fund              _______% Growth Portfolio                    ________% NOVA Fund
________% VP International Fund                _______% Worldwide Growth Portfolio
________% VP Value Fund                        LAZARD RETIREMENT SERIES,
BERGER INSTITUTIONAL                           INC.                                         GENERAL ACCOUNT
PRODUCTS TRUST                                 _______% Lazard Retirement Equity            ________% Fixed Interest Account
________% Berger IPT-Growth Fund                          Portfolio
________% Berger IPT-Growth and Income Fund    _______% Lazard Retirement Small Cap
                                                          Portfolio
________% Berger IPT-Small Company Growth Fund LORD ABBETT SERIES FUND, INC.
________% Berger/BIAM IPT-International Fund   _______% Growth & Income Portfolio
________% Berger IPT-New Generation            MITCHELL HUTCHINS SERIES TRUST
          Fund
                                               _______% Growth & Income Portfolio
---------------------------------------------- -------------------------------------------- ----------------------------------------

CVIC-5001                                                        4

------------------------------------------------------------------------------------------------------------------------------------
SECTION 13 - DOLLAR COST AVERAGING
------------------------------------------------------------------------------------------------------------------------------------
|_| Dollar Cost Averaging from Money Market  Account - You need a total of $2,000 in the money market  account to  participate.  The transfers will occur into the Portfolios designated below on the date of the month you elect below (or next business day if the date of month you  selected  falls on a weekend or  holiday).  THIS  PROGRAM  CANNOT BE ACTIVE AT THE SAME TIME AS THE ASSET  REBALANCING
PROGRAM.

  A. Select the date of month _____________________.  (1st through 28th only).
  B. Select total monthly amount to be transferred $___________________.
  C. Select the Portfolios and indicate how total is  to  be  allocated in whole percents. The minimum for each elected portfolio is
     5%.
---------------------------------------------- -------------------------------------------- ----------------------------------------
CONSECO SERIES TRUST                           DREYFUS FUNDS                                NEUBERGER & BERMAN ADVISORS
________% Balanced Portfolio                   _______% Disciplined Stock Portfolio         MANAGEMENT TRUST
________% Equity Portfolio                     _______% International Value Portfolio       ________% Limited Maturity Bond Portfoli
________% Fixed Income Portfolio               _______% Dreyfus Stock Index Fund            ________% Partners Portfolio
________% Government Securities Portfolio      _______% Dreyfus Socially Responsible        STRONG OPPORTUNITY FUND II,
________% Money Market Portfolio                          Growth Fund, Inc.                 INC.
________% Focus 20 Portfolio                   FEDERATED INSURANCE SERIES                   ________% Opportunity Fund II
________% High Yield Portfolio                 _______% Federated High Income Bond          STRONG VARIABLE INSURANCE
THE ALGER AMERICAN FUND                                   Fund II                           FUNDS INC.
________% Alger American Growth                _______% Federated International Equity      ________% Strong MidCap Growth Fund II
           Portfolio                                      Fund II                           VAN ECK WORLDWIDE
________% Alger American Leveraged             _______% Federated Utility Fund II           INSURANCE TRUST
           AllCap Portfolio                    SELIGMAN PORTFOLIOS, INC.                    ________% Worldwide Bond Fund
________% Alger American MidCap Growth         _______% Seligman Communications             ________% Worldwide Emerging Markets
           Portfolio                                      and Information Portfolio                    Fund
________% Alger American Small                 _______% Seligman Global Technology          ________% Worldwide Hard Assets Fund
           Capitalization Portfolio                       Portfolio                         ________% Worldwide Real Estate Fund
AMERICAN CENTURY VARIABLE                      JANUS ASPEN SERIES                           RYDEX VARIABLE TRUST
PORTFOLIOS, INC.                               _______% Aggressive Growth Portfolio         ________% OTC Fund
________% VP Income & Growth Fund              _______% Growth Portfolio                    ________% NOVA Fund
________% VP International Fund                _______% Worldwide Growth Portfolio
________% VP Value Fund                        LAZARD RETIREMENT SERIES,
BERGER INSTITUTIONAL                           INC.                                         GENERAL ACCOUNT
PRODUCTS TRUST                                 _______% Lazard Retirement Equity            ________% Fixed Interest Account
________% Berger IPT-Growth Fund                          Portfolio
________% Berger IPT-Growth and Income         _______% Lazard Retirement Small Cap
           Fund                                           Portfolio
________% Berger IPT-Small Company             LORD ABBETT SERIES FUND,
           Growth Fund                         INC.
________% Berger/BIAM IPT-International        _______% Growth & Income Portfolio
           Fund                                MITCHELL HUTCHINS SERIES
________% Berger IPT-New Generation            TRUST
           Fund                                _______% Growth & Income Portfolio
---------------------------------------------- -------------------------------------------- ----------------------------------------
                                                                                                                  11-29-00   Draft 3

CVIC-5001                                                        5

------------------------------------------------------------------------------------------------------------------------------------
SECTION 14 - ASSET REBALANCING
------------------------------------------------------------------------------------------------------------------------------------
Yes, I choose to participate in the Asset  Rebalancing  program.  This program allows you to automatically  rebalance your policy to return to your current percentage  allocations on a quarterly,  semi-annual or annual basis. You can discontinue  rebalancing at any time.  The transfer  date will be the date you indicate  below on the date of the month you elect below (or next business day if the date of month you selected falls on a weekend or holiday.) THE FIXED ACCOUNT IS NOT PART OF ASSET REBALANCING.
I elect to rebalance:  |_| Quarterly; |_| Semi-annually; |_| Annually.
Select the date of month   . (1st through 28th only)

THIS PROGRAM CAN NOT BE ACTIVE AT THE SAME TIME AS THE DOLLAR COST AVERAGING PROGRAM.
------------------------------------------------------------------------------------------------------------------------------------
SECTION 15 - GENERAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
       COMPLETE APPROPRIATE QUESTIONNAIRE IF ANSWERING "YES" TO BOLD PRINT IMPAIRMENT.                                    YES   NO
1   a. Do you have any intentions to travel or reside outside the U.S. or Canada?  (indicate country & dates below)       |_|   |_|
------------------------------------------------------------------------------------------------------------------------------------

    b. In the past 5 years have you, OR do you intend to engage in PILOTING AN AIRCRAFT, motor vehicle racing,
       SCUBA DIVING, sky diving, hang gliding, parachuting, mountain climbing, horse racing or any other
       hazardous sports?                                                                                                  |_|   |_|
------------------------------------------------------------------------------------------------------------------------------------

    c. Have you ever been convicted of a felony, reckless driving, or driving under the influence of drugs or alcohol, had your license suspended, or in the past three years had more than two moving traffic
       violations?                                                                                                        |_|   |_|
------------------------------------------------------------------------------------------------------------------------------------

    d. Have you ever used heroin, cocaine, crack, LSD, any derivative of these drugs, or any other illegal or
       controlled substance except as prescribed by a physician?                                                          |_|   |_|
------------------------------------------------------------------------------------------------------------------------------------

2   a. In the past 10 years have you had or been treated for: chest pain, high blood pressure, heart attack, stroke, diabetes, ULCER, glucose intolerance, ASTHMA, emphysema, cancer, malignant tumor, or leukemia; a disease or disorder of the heart, lungs, kidneys, pancreas, liver, gastrointestinal, genito-urinary, or cardiovascular systems; anemia, ARTHRITIS, BACK/SPINE pain or injury or disease of the blood, bones, muscles, joints, skin, connective tissue or glands, the ears, eyes, nose, throat or any internal organs;
       any sexually transmitted disease, or albumin, sugar, pus, or blood in the urine; or an endocrine or metabolic disorder, including, but not limited to thyroid, hyperlipidemia, pituitary, or adrenal gland
       disorder?                                                                                                          |_|   |_|
-----------------------------------------------------------------------------------------------------------------------------------

    b. In the past 10 years have you had or been treated for: a mental, nervous, or neurological disorder,
       EPILEPSY, SEIZURES, paralysis, sleep apnea, memory loss, depression, dementia, Alzheimer's or Parkinson's
       disease?                                                                                                           |_|   |_|
------------------------------------------------------------------------------------------------------------------------------------
    c. In the past 10 years have you received or been advised to seek counseling for ALCOHOL or DRUG ABUSE?               |_|   |_|
------------------------------------------------------------------------------------------------------------------------------------
3.     In the past 10 years have you been treated or diagnosed as having
       Acquired Immune Deficiency Syndrome (AIDS) or AIDS Related Complex (ARC) or tested positive for
       antibodies to Human Immunodeficiency Virus (HIV)?                                                                  |_|   |_|
------------------------------------------------------------------------------------------------------------------------------------
4   a. In the past 5 years have you been hospitalized or consulted a physician or any member of the medical profession (list all occurrences); or have you had any blood tests (other than HIV or AIDS test), electrocardiograms, or other medical tests or studies (indicate tests and results); or have you taken or been advised to take any medication (list reason and medication-below)?
                                                                                                                          |_|   |_|
------------------------------------------------------------------------------------------------------------------------------------
    b. Have you ever had any mental or physical disorder not listed above?                                                |_|   |_|
------------------------------------------------------------------------------------------------------------------------------------
5.     Has any immediate family member died of cardiovascular disease, cancer, or diabetes prior to age 60?               |_|   |_|
------------------------------------------------------------------------------------------------------------------------------------
6.     Name of Physician: (if no physician, write "None")
                                                         -----------------------------------------------------------------------

Name:
     -------------------------------------------------------------------------------------------------------------------------------
Address:                                                                       Telephone No.
        --------------------------------------------------------------------                ------------------------------------

====================================================================================================================================
                                                               REMARKS

Provide  details to Section 14  questions  1 - 5 in the space  provided  below.  Include  QUESTION  NUMBER,  IMPAIRMENT,  DIAGNOSIS,
TREATMENT, MEDICATION, DATE OF OCCURRENCE, CURRENT STATUS, AND NAME AND ADDRESS OF ALL DOCTORS, HOSPITALS, AND MEDICAL FACILITIES.

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              11-29-00   Draft 3

CVIC-5001                                                        6

------------------------------------------------------------------------------------------------------------------------------------
REMARKS (continued)

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------------------
                                            (Attach extra sheet of paper if necessary.)

------------------------------------------------------------------------------------------------------------------------------------
SECTION 16 - DECLARATIONS
------------------------------------------------------------------------------------------------------------------------------------
I represent that all statements and answers made in all parts of this application are full,  complete and true. It is understood and agreed that:

(1)  All such statements and answers shall be the basis for and become a part of any policy issued as a result of this application.

(2)  No agent,  producer,  broker nor examiner has the  authority to accept risks,  to make or change  contracts or to waive any the
     Company's rights or requirements.

(3)  AS A CONDITION PRECEDENT TO THE POLICY TAKING EFFECT, THE PROPOSED INSURED MUST BE ALIVE AND IN THE SAME CONDITION OF HEALTH AS
     DESCRIBED IN THIS APPLICATION  WHEN THE POLICY IS DELIVERED TO THE OWNER AND THE FULL FIRST PREMIUM MUST BE PAID.  ALTHOUGH THE
     POLICY WOULD NOT BE IN EFFECT, IF A CONDITIONAL  RECEIPT OR TEMPORARY INSURANCE AGREEMENT (TIA) HAS BEEN SIGNED BY THE PROPOSED
     INSURED AND THE FULL FIRST  PREMIUM HAS BEEN PAID,  COVERAGE MAY BE PROVIDED,  SUBJECT TO ALL THE TERMS AND  CONDITIONS  OF THE
     CONDITIONAL RECEIPT OR TIA.

(4)  Acceptance of a policy by the Owner shall constitute ratification of any changes made by the Company.
------------------------------------------------------------------------------------------------------------------------------------
SECTION 17 - FRAUD WARNING
------------------------------------------------------------------------------------------------------------------------------------
Any person who knowingly and with intent to defraud any insurance  company that submits an application for insurance or statement of claim containing any materially false information,  or conceals information  concerning any fact material thereto for the purpose of misleading, may be committing a crime which is subject to criminal and civil penalties.

AR, OH AND PA  RESIDENTS:  Any person who  knowingly,  and with intent to defraud any insurance  company or other  person,  files an application  for  insurance  or  statement of claim  containing  any  materially  false  information  or conceals for the purpose of misleading,  information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

DC RESIDENTS:  Warning:  It is a crime to provide false or misleading  information  to an insurer for the purpose of defrauding  the insurer or any other person.  Penalties include  imprisonment  and/or fines. In addition,  an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

CO RESIDENTS: It is unlawful to knowingly provide false, incomplete,  or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company.  Penalties may include imprisonment,  fines, and denial of insurance and civil damages.  Any insurance company or agent of an insurance company who knowingly provides false,  incomplete,  or misleading facts or information to a contractholder  or claimant for the purpose of defrauding or attempting to defraud the  contractholder  or claimant  with regard to a  settlement  or award  payable from  insurance  proceeds  shall be reported to the  Colorado  Division of
Insurance within the department of regulatory agencies.

LA RESIDENTS:  Any person who knowingly  presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

VA RESIDENTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial for insurance benefits.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  11-29-00   Draft 3

CVIC-5001                                                        7

------------------------------------------------------------------------------------------------------------------------------------
SECTION 18 - AUTHORIZATION
------------------------------------------------------------------------------------------------------------------------------------
I/(Proposed  Insured)  understand  that Conseco  Services,  LLC,  Conseco  Variable  Insurance  Company  (hereinafter,  collectively
"Company"),  affiliates  of the Company,  its  reinsurers,  any insurance  support  organizations,  and those persons  authorized to represent them may need to collect information on me in regard to proposed coverage.

Therefore, I authorize any: (1) person licensed to provide health care service; (2) hospital;  clinic or other medical facility; (3)
insurer; (4) reinsurer; (5) insurance support organizations,  including MIB (Medical Information Bureau); (6) veterans organization;
(7) financial source; and (8) employer, to give the types of information listed below when this Authorization is presented.

The types of information may include my: (1) mental and physical health; (2) other insurance coverage; (3) hazardous activities; (4)
character; (5) general reputation; (6) mode of living; (7) finances; (8) vocation; (9) Acquired Immune Deficiency Syndrome (AIDS) or
AIDS Related Complex (ARC) or Human Immunodeficiency Virus (HIV); (10) drug and alcohol treatments; (11) other personal information;
and (12) government records, such as motor vehicle record.

The Company and its  reinsurers  will use the  information  in order to determine  whether I am insurable  pursuant to the Company's underwriting  standards.  The  insurance  agent,  producer,  or broker may also use the  information  to help  update and improve my insurance program.

Those parties named in the first  paragraph of this  Authorization,  excluding  insurance  support  organizations,  may disclose the information that they have collected. They may disclose this information to: (1) other insurers to which I have applied or may apply for insurance;  (2) reinsurers;  (3) the Medical  Information  Bureau; or (4) other persons who perform business,  professional,  or insurance  tasks for them.  They may also  disclose  information  according to any contract with a member  company or  organization.
Information may also be disclosed as allowed by law.

This Authorization  will be valid for 30 months after the date of signing and cannot be revoked. A copy of this Authorization  shall be as valid as the original. I understand I have a right to receive a copy of this Authorization. I acknowledge receipt of a copy of the "Notice of Information  Practices," which includes  pre-notification  information relating to investigative consumer reports and the Medical Information Bureau, Inc. and the current prospectus, if applying for Variable Universal Life.

If a minor child is proposed for coverage,  these  statements are made by the person  authorized to act on behalf of the minor child named in the application.

I understand  and agree that this policy may include an internal  appeals  process that must be exhausted  prior to any other action being taken at law or in equity. This internal appeals process provides for optional mediation and/or arbitration.

   Signed at____________________________________________________________________on________________________________________________
                                        City and State                                            Month, Day, Year

-----------------------------------------------------------------------------------------------------------------------------------
Sign Full Legal Name

X_____________________________________________________________       X____________________________________________________________
    Signature of Primary Insured                                        Signature of Applicant/Owner
                                                                        If other than the Primary Insured

X_____________________________________________________________       X____________________________________________________________
    Signature of Parent or Guardian                                     Signature of Co-Owner
    If other than Primary Insured                                       If other than Primary Insured


X_____________________________________________________________       X____________________________________________________________
    Signature of Witness                                                Print Name of Witness
    (Licensed Agent must witness where required by law.)


X_____________________________________________________________       X____________________________________________________________
    Signature (e.g. Trustee Signature, Trustee)                         Print Name of Trustee

------------------------------------------------------------------------------------------------------------------------------------
|_|  I consent to the delivery of the  following  documents to me in  electronic  format,  if  available  electronically:  Profiles, prospectuses,  prospectus supplements,  annual reports,  semi-annual reports and proxy statements/materials.  I understand that
     Conseco Variable Insurance Company will send me the above documents in electronic format,  when available,  until I revoke this consent.

|_|  I prefer to receive printed copies of profiles prospectuses,  prospectus  supplements,  annual reports and semi-annual reports.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                11-29-00   Draft 3

CVIC-5001                                                        8

------------------------------------------------------------------------------------------------------------------------------------
   SECTION 19 - REGISTERED REPRESENTATIVE CERTIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Will the proposed contract replace any existing annuity or life insurance policy?                   |_| Yes         |_| No
IF YES, REPLACEMENT REQUIREMENTS MUST BE FOLLOWED.

I certify that I have asked all the questions in the application and correctly  recorded the answers of the proposed Insured. I have presented to the Company all the pertinent  facts, and I know nothing  unfavorable  about the Proposed Insured that is not stated in this application.

Signed at_____________________________________this___________day of ___________________in the year of_____________________________
                     (CITY AND STATE)
X___________________________________________________________         X____________________________________________________________
   Signature of Registered Representative                              Signature of Registered Representative

------------------------------------------------------------         -------------------------------------------------------------
   Print Name                                                        Print Name

   CONSECO VARIABLE REPRESENTATIVE'S #:_____________________         CONSECO VARIABLE REPRESENTATIVE'S #:_________________________

   PHONE #:_________________________________________________         PHONE #:_____________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                11-29-00   Draft 3

CVIC-5001                                                        9

------------------------------------------------------------------------------------------------------------------------------------
IF ELECTRONIC FUND TRANSFER ATTACH VOIDED CHECK HERE AND SIGN AUTHORIZATION
------------------------------------------------------------------------------------------------------------------------------------
As a convenience to me, I hereby request and authorize you to initiate  debit  entries,  whether by electronic or paper means,  with these debits made to my account and drawn by Conseco Services LLC, Carmel,  Indiana provided there are sufficient collected funds in that account to pay the same upon presentation.  I agree that your rights in respect to such debit shall be the same as if they were a check drawn on you and signed  personally by me. I hereby agree that if any debit is not paid by me for any reason with or without cause or whether such nonpayment is intentional,  inadvertent or otherwise, you shall be under no liability whatsoever,  even though such nonpayment results in the forfeiture of insurance. This authorization is to remain in full force and effect until revoked by me upon 30 days advance  written  notice,  and until you actually  receive  such notice,  I agree that you shall be fully  protected in honoring any such debit to my account.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               |_| Checking - Attach Void Check
               TRANSIT / ROUTING #                                 ACCOUNT #                        (Deposit slip not acceptable)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               |_| Savings - Deposit slip acceptable
------------------------------------------------------------------------------------------------------------------------------------

|_| Credit Union Account

DATE:________________________________________SIGNATURE X____________________________________________________________________________
                                                                                   (As it appears on bank records)
------------------------------------------------------------------------------------------------------------------------------------
AGENT'S REPORT
------------------------------------------------------------------------------------------------------------------------------------

A.       1.  How long have you known the Proposed Insured?_______________________________________________________________________
         2.  What is your relationship to the Proposed Insured?__________________________________________________________________

B.       Did you personally see the Proposed Insured(s) sign the application?             |_| Yes      |_| No

C.       Have you placed coverage on this applicant with any other Company?               |_| Yes      |_|No

D.       1.  Which of the following requirements have been ordered?        |_| Agent Administered HOS Collection Kit
             |_| None Ordered                                              |_| HOS    |_| Blood  Profile  |_| EKG    |_| APS
                                                                           |_| Exam   |_| Other__________________________________
         a.  Name of facility________________________________________Phone Number:_______________________________________________
         b.  Date scheduled______________________________________________________________________________________________________

E.       Production credits will be granted only as indicated below:
            % of Credit                                     Name                                     Agent's Number
         ------------------        --------------------------------------------------------      -----------------------

         ------------------        --------------------------------------------------------      -----------------------

         ------------------        --------------------------------------------------------      -----------------------

F.       Personal History Interview Information for Proposed Insured

------------------------------------------------------------------------------------------------------------------------------------
Phone Number                           Time Zone (Circle)                 Business Phone Number             Time Zone (Circle)

(       )                              E     C     M     P                (       )                         E     C     M     P
------------------------------------------------------------------------------------------------------------------------------------
         Interview Time:     |_| Morning     |_| Afternoon      |_| Evening
         DELAYS OCCUR WHEN WE CANNOT REACH YOUR CLIENT.         Most Convenient Place:                  |_| Home     |_| Business

G.       Explanation and general remarks:

         -------------------------------------------------------           -------------------------------------------

         -------------------------------------------------------           -------------------------------------------

         -------------------------------------------------------           -------------------------------------------

         Agent's Telephone Number (     )
                                           ---------------------           -------------------------------------------
                                                                           Agent's Signature
         Agent's Fax Number:
                            ------------------------------------           -------------------------------------------
                                                                           Print Name
         Name of Up Line:
                         ---------------------------------------           -------------------------------------------
                                                                           Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                11-29-00   Draft 3

CVIC-5001                                                           10